SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): December 17, 1997



                             NextLevel Systems, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



        Delaware                         001-12925             36-4134221
        --------                         ---------             -----------
 (State or other jurisdiction of    (Commission File No.)  (I.R.S. Employer
   incorporation or organization)                           Identification No.)




  8770 West Bryn Mawr Avenue, Chicago,  Illinois                   60631
 ------------------------------------------------                  -----
    (Address of principal executive offices)                    (Zip Code)


                                 (773)-695-1000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5   Other Events

The Registrant hereby incorporates the Amendment, dated as of December 16, 1997, to the Rights Agreement, dated as of June 12, 1997 (such amendment being Exhibit
4.1 attached hereto), and the description of the matters set forth in its press release dated December 17, 1997 (such press release being Exhibit 99.1 attached hereto).

Item 7   Financial Statements and Exhibits

         (c)      Exhibits

         4.1      Amendment,  dated  as of  December  16,  1997,  to the  Rights
                  Agreement, dated as of June 12, 1997, between NextLevel Systems, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, filed as Exhibit 1 to the Company's Registration Statement on Form 8-A filed with the Commission on June 30, 1997 (File No. 001-12925)

        99.1 The press release issued on December 17, 1997 by NextLevel Systems, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NextLevel Systems,  Inc.


                                          By: /s/ Keith A. Zar
                                              ------------------------
                                              Keith A. Zar
                                              Vice President and General Counsel


December 17, 1997
-----------------
Date

                                  EXHIBIT INDEX


                                                                      Sequential
                                                                      Page
No.          Exhibits                                                 No.
---          --------                                                 ----------

4.1          Amendment, dated as of December 16, 1997,                4
             to the Rights Agreement, dated as of June 12, 1997, between NextLevel Systems, Inc. and
             ChaseMellon Shareholder Services, L.L.C., as Rights Agent, filed as Exhibit 1 to the Company's Registration Statement on Form 8-A filed with the Commission on June 30, 1997
             (File No. 001-12925)

99.1         The press release issued on December 17, 1997            7
             by NextLevel Systems, Inc.